UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

June 13, 2024 (June 12, 2024)

Date of Report (Date of earliest event reported)

ROPER TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation)

1-12273	51-0263969
(Commission File Number)	(IRS Employer Identification No.)

6496 UNIVERISTY PARKWAY, SARASOTA, FLORIDA	34240
(Address of principal executive offices)	(Zip Code)

(941) 556-2601

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 Par Value	ROP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its 2024 Annual Meeting of Shareholders on June 12, 2024, in Sarasota, Florida (the “Annual Meeting”). A brief description of each of the proposals submitted to the shareholders and the vote results are set forth below. Each director nominee was elected and proposals 2, 3 and 4 were approved.

Proposal 1: Election of directors.

Each of the director nominees identified below was elected at the Annual Meeting for a one-year term expiring at the Company’s 2025 Annual Meeting of Shareholders and until their successors have been duly elected and qualified.

	For	Against	Abstentions	Broker Non-Votes
Shellye L. Archambeau	89,889,398	1,597,743	99,098	5,337,398
Amy Woods Brinkley	86,741,726	4,746,036	98,477	5,337,398
Irene M. Esteves	90,343,790	1,144,221	98,227	5,337,399
L. Neil Hunn	90,961,139	526,495	98,602	5,337,401
Robert D. Johnson	88,071,248	3,415,886	99,103	5,337,400
Thomas P. Joyce, Jr.	90,120,614	1,366,357	99,267	5,337,399
John F. Murphy	90,937,584	549,579	99,076	5,337,398
Laura G. Thatcher	89,236,830	2,251,127	98,282	5,337,398
Richard F. Wallman	87,335,326	4,151,383	99,528	5,337,400
Christopher Wright	87,506,103	3,981,199	98,934	5,337,401

Proposal 2: A non-binding advisory vote to approve the compensation of the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and the related materials disclosed in the Company’s proxy statement.

For	Against	Abstentions	Broker Non-Votes
81,615,960	9,843,872	126,340	5,337,465

Proposal 3: Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024.

For	Against	Abstentions
92,286,129	4,527,900	109,608

Proposal 4: Approval of shareholder proposal regarding majority voting requirements.

For	Against	Abstentions	Broker Non-Votes
86,438,738	3,462,448	1,660,185	5,362,266

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROPER TECHNOLOGIES, INC.
(Registrant)

Date: June 13, 2024	By:	/s/ John K. Stipancich
John K. Stipancich
Executive Vice President, General Counsel and Corporate Secretary